SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/   /    Preliminary Proxy Statement
----
 ----
/   /    Preliminary Additional Materials
----
 ----
/   /    Definitive Proxy Statement
----
 ----
/   /    Definitive Additional Materials
----
 ----
/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
----     Sec. 240.14a-12

                   PUTNAM ARIZONA TAX EXEMPT INCOME FUND
               PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
----           14a-6(i)(1), or 14a-6(i)(2).
 ----
/   /    $500 per each party to the controversy pursuant
----          to Exchange Act Rule 14a-6(i)(3).
 ----
/   /    Fee computed on table below per Exchange Act Rules
----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE [ ].

WHILE INVESTORS SOMETIMES FIND A PROXY STATEMENT INTIMIDATING, WE ARE, IN FACT, ASKING FOR YOUR VOTE ON JUST A FEW MATTERS. SO WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . . . . . .2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . . . . . .3

PROXY CARD ENCLOSED






















If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy or by calling 1-800-225-1581. We are asking for your vote on these matters:

1.  ELECTING TRUSTEES TO OVERSEE YOUR FUND;

2.  RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
    AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR;

3.  APPROVING THE ELIMINATION OF YOUR FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN
    INVESTMENT COMPANIES; AND

4.  APPROVING THE AMENDMENT OF YOUR FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN
    RESTRICTED SECURITIES.

Although we would like very much to have each shareholder attend your fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
When shareholders don't return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, call 1-800-255-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND
NOTICE OF A MEETING OF SHAREHOLDERS


THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING.
IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE
OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam Arizona Tax Exempt Income Fund and
Putnam New York Tax Exempt Opportunities Fund:

A Meeting of Shareholders of your fund will be held on July 13, 1995 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.   Electing Trustees. See page [   ].

2.   Ratifying the selection of auditors for your fund for the
     current fiscal year.  See page [   ].

3.   Approving the elimination of your fund's fundamental
     investment restriction with respect to investments in
     investment companies.  See page  [   ].

4.   Approving an amendment of your fund's fundamental investment restriction with respect to investments in restricted
     securities.  See page [   ].

5. Transacting other business as may properly come before the meeting.


By the Trustees
George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike


WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

April 24, 1995

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION (SEC); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM ARIZONA TAX EXEMPT INCOME FUND AND PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND for use at the Meeting of Shareholders to be held on July 13, 1995, and, if the meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.   FOR THE ELECTION OF ALL NOMINEES,

2.   FOR SELECTING THE INDEPENDENT AUDITORS FOR YOUR FUND,

     COOPERS & LYBRAND LLP              PUTNAM ARIZONA TAX EXEMPT
                                        INCOME FUND

     PRICE WATERHOUSE L.L.P.            PUTNAM NEW YORK TAX
                                        EXEMPT OPPORTUNITIES FUND

3.   FOR APPROVING A PROPOSAL TO ELIMINATE YOUR FUND'S
     FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO
     INVESTMENTS IN INVESTMENT COMPANIES; AND

4.   FOR APPROVING A PROPOSAL TO AMEND YOUR FUND'S FUNDAMENTAL
     INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN
     RESTRICTED SECURITIES.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on April 21, 1995, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or about April 24, 1995.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

THE PROPOSALS

I.   ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEES?

The nominees for election as Trustees of your Fund are described below. Each nominee is currently a Trustee of each fund and of the other Putnam funds.

All nominees have been recommended by the nominating committee of the Trustees, which consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of each fund or of Putnam Investment Management, Inc., each fund's investment manager ("Putnam Management").


JAMESON ADKINS BAXTER
[INSERT PICTURE]

Ms. Baxter, age 51, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, a Fortune 500 printing company, Avondale Federal Savings Bank, a savings and loan company, and ASHTA Chemicals, Inc., a basic chemicals producer. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and a Member of the Board of Governors of Good Shepherd Hospital. She is also active in various professional and civic organizations, including the Financial Women's Association of New York. Ms. Baxter is a graduate of Mount Holyoke College.

HANS H. ESTIN
[INSERT PICTURE]

Mr. Estin, age 66, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


JOHN A. HILL
[INSERT PICTURE]

Mr. Hill, age 53, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Enterra Corporation, an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.

ELIZABETH T. KENNAN
[INSERT PICTURE]

Ms. Kennan, age 57, has been the President of Mount Holyoke
College since 1978. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots, a women's clothing retailer. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


LAWRENCE J. LASSER*
[INSERT PICTURE]

Mr. Lasser, age 52, is the Vice President of each fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


ROBERT E. PATTERSON
[INSERT PICTURE]

Mr. Patterson, age 50, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


DONALD S. PERKINS
[INSERT PICTURE]

Mr. Perkins, age 67, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including American Telephone & Telegraph Company, AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Illinova and Illinois Power Co., Inland Steel Industries, Inc., Kmart Corporation, a department store company where he also serves as Chairman of the Board, LaSalle Street Fund, Inc., a real estate investment trust, and Time Warner, Inc., the nation's largest
media conglomerate.   He previously served as a director of
several other major public corporations, including Corning Glass Works, Eastman Kodak Company and Firestone Tire & Rubber Company.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary Doctorate from Loyola University of Chicago.


WILLIAM F. POUNDS
[INSERT PICTURE]

Dr. Pounds, age 66, is the Vice Chairman of each fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc. a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., M/A-COM, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation; and a Member of The American Academy of Arts and Sciences. He previously served as a director of Fisher-Price, Inc., a major toy manufacturer and General Mills, Inc., a major manufacturer and distributor of food products. Dr. Pounds is a graduate of Carnegie Mellon University.

GEORGE PUTNAM*
[INSERT PICTURE]

Mr. Putnam, age 68, is the Chairman and President of each fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., a mining and natural resources company, General Mills, Inc., a major manufacturer of food products, Houghton Mifflin Company, a major publishing company, Marsh & McLennan Companies, Inc. and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts in Boston; an Overseer of Northeastern University; and a Member of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


GEORGE PUTNAM, III*
[INSERT PICTURE]

Mr. Putnam, age 43, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhodes.

Mr. Putnam currently also serves as a Director of The World Environment Center and the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


A.J.C. SMITH*
[INSERT PICTURE]

Mr. Smith, age 60, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. NICHOLAS THORNDIKE**
[INSERT PICTURE]

Mr. Thorndike, age 62, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment trust, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

_____________

* Nominees who are "interested persons" (as defined in the Investment Company Act of 1940) of each fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of each fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of each fund, Putnam Management, and Putnam Mutual
   Funds.    The balance of the nominees are not "interested
   persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. All the nominees for each fund were elected by the shareholders in March, 1992. The 12 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may vote to fix the number of Trustees at less than 12.

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

Each fund's Trustees are responsible for the general oversight of each fund's business and for assuring that each fund is managed in the best interests of its shareholders. The Trustees periodically review each fund's investment performance as well as the quality of other services provided to each fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of each fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by each fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

DO THE TRUSTEES HAVE A STAKE IN YOUR FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 80 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over $[   ] million.  The
table below lists each Trustee's current investments in each fund and in the Putnam funds as a group.

                                          NUMBER OF ALL            NUMBER OF ALL
                         YEAR FIRST       SHARES OF PUTNAM         SHARES OF PUTNAM       NUMBER OF SHARES
                         ELECTED AS       ARIZONA TAX EXEMPT       NEW YORK TAX EXEMPT    OF ALL PUTNAM
                         TRUSTEE OF THE   INCOME FUND              OPPORTUNITIES FUND     FUNDS OWNED
                         PUTNAM FUNDS     AS OF 3/15/95*           AS OF 3/15/95*         AS OF 3/15/95**
----------------------------------------------------------------------------------------------------------
Jameson Adkins Baxter    1994
Hans H. Estin            1972
John A. Hill             1985
Elizabeth T. Kennan      1992
Lawrence J. Lasser       1992
Robert E. Patterson      1984
Donald S. Perkins        1982
William F. Pounds        1971
George Putnam            1957
George Putnam, III       1984
A.J.C. Smith             1986
W. Nicholas Thorndike    1992
---------------------------------------------------------------------------------------------------------
*    As of March 15, 1995, the Trustees and officers owned a total of [  ] and [    ] shares of the Putnam Arizona Tax
     Exempt Income Fund and Putnam New York Tax Exempt Opportunities Fund, respectively, comprising less than 1% of the outstanding shares of each fund on that date.  With respect to [  ] of these shares, which are held for their individual accounts in the Putnam Investments, Inc. Profit Sharing Retirement Plan, certain Trustees who are
     "interested persons" of the fund and Putnam Management and certain officers of the fund each individually has sole investment power and shares voting power.  With respect to the remainder of these shares, the Trustees and officers individually have sole investment power and sole voting power.

**   These holdings do not include shares of Putnam money market funds.
        WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT
SHAREHOLDER INTERESTS?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

          by carefully reviewing each fund's investment performance on an individual basis with each fund's managers;


          by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;


          by discussing with senior management of Putnam
          Management steps being taken to address any performance or service deficiencies;


          by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;


          by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;


          by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


HOW OFTEN DO THE TRUSTEES MEET?

The Trustees meet each month (except August) over a two-day period to review the operations of each fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Services Committee, which reviews the quality of services provided by each fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews compensation of the trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1994, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. This ensures that each fund's
performance is reviewed in detail at least twice a year.   The
Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

Each fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:


                                                  Aggregate compensation                            Total
                      Aggregate compensation      from Putnam New          Retirement benefits      compensation
                      from Putnam Arizona         York Tax Exempt          accrued as part of       from all
Trustees              Tax Exempt Income Fund*     Opportunities Fund*      each fund's expenses     Putnam funds**
------------------------------------------------------------------------------------------------------------------
Ms. Baxter            [       ] +                                                                   $135,850
Mr. Estin                                                                                           $141,850
Mr. Hill                                                                                            $143,850
Ms. Kennan                                                                                          $141,850
Mr. Lasser                                                                                          $141,850
Mr. Patterson                                                                                       $144,850
Mr. Perkins                                                                                         $139,850
Dr. Pounds                                                                                          $143,850
Mr. G. Putnam                                                                                       $141,850
Mr. G. Putnam, III                                                                                  $141,850
Mr. Smith                                                                                           $137,850
Mr. Thorndike                                                                                       $144,850
------------------------------------------------------------------------------------------------------------------
*    Reflects amounts paid by each fund for its current fiscal year ended.  Includes an annual retainer and an attendance fee for each meeting attended.

**   Reflects total payments received from all Putnam funds in the most recent calendar year.  At present, there are 86 funds in the Putnam family.

+    Elected to Board in January, 1994.
/TABLE

Each fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one half of the Trustee retainer fees paid by the fund at the time of retirement.
Several retired trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees of each fund will receive similar benefits upon their retirement. A Trustee who retired in the most recent calendar year and was eligible to receive benefits under these Guidelines would have received an annual benefit of $60,425, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees of each fund reserve the right to amend or terminate such guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further information about the funds," on page [ ].

PUTNAM INVESTMENTS

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of each fund, and Putnam Fiduciary Trust Company, each fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, independent accountants, has been selected by the Trustees as auditors of Putnam Arizona Tax Exempt Income Fund, and Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts has been selected by the Trustees as auditors of Putnam New York Tax Exempt Opportunities Fund for their current fiscal years. Among the country's preeminent accounting firms, these firms together also serve as the auditors for all of the other funds in the Putnam family. Each was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of each firm is expected to be present at the meeting to make statements and to respond to appropriate questions.

3.   INVESTMENT RESTRICTION ON INVESTMENTS IN INVESTMENT
     COMPANIES

The Trustees of each fund recommend that shareholders approve the elimination of your fund's fundamental investment restriction that generally prohibits your fund from investing in the securities of other registered investment companies.

WHY IS THIS CHANGE BEING PROPOSED?

New investment vehicles sometimes arise that would be attractive investments for each fund but that may technically be registered investment companies (as defined in the Investment Company Act of 1940) (the "1940 Act") and therefore be prohibited by this investment restriction.

One example of such a vehicle is a so-called "secondary residual interest bond" or secondary "RIB." The credit support for these securities is a tax-exempt bond that has been purchased by a trust or other pass-through entity. This entity in turn sells two "secondary" securities: one that bears a floating short-term rate (commonly referred to as a "Short RIB"), and the other that bears interest according to a formula based on a stated rate less the floating rate paid on the short RIB (commonly referred to as a "Long RIB").

Even though securities such as RIBs may involve the duplication of some fees and expenses, Putnam Management believes that they can provide attractive investment opportunities that, except for the restriction noted above, would be consistent with each fund's investment objective and policies. However, the issuers of secondary RIBs may be registered investment companies because they may be organized as unit investment trusts, which invest solely in the underlying tax-exempt bonds. To permit maximum flexibility to take advantage of future investment opportunities, the Trustees therefore recommend that each fund's fundamental investment restriction with respect to investments in investment companies be eliminated.

WHAT WILL THE NEW POLICY BE?

If shareholders of a fund approve the elimination of the current restriction, the Trustees intend to adopt a more flexible non-fundamental investment restriction for that fund. The new restriction would prohibit investments by that fund in other mutual funds, but not investments in other entities that might technically be registered investment companies, such as the unit investment trusts mentioned above. Such a non-fundamental investment restriction could be amended or eliminated by the Trustees without a shareholder vote.

The Trustees recommend changing the fundamental investment restriction for each fund with respect to investments in investment companies to a non-fundamental policy (with the language to be added shown in ((BOLDFACE)) to provide that such fund may not:

     Invest in securities of other registered ((OPEN-END)) investment companies, except by purchases in the open market including only customary brokers' commissions, and except as they may be acquired as part of a merger a consolidation or acquisition of assets.

WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO PASS THE
PROPOSAL?

Approval of this proposal will require the "yes" vote of a "majority of the outstanding voting securities" of each fund, as provided in the Investment Company Act of 1940. For this purpose, this means the "yes" vote of the lesser of (1) more than 50% of the outstanding shares of that fund, or (2) 67% or more of that fund's outstanding shares are present at the meeting in person or by proxy.

If the shareholders of a fund do not approve the proposal, the fundamental investment restriction of that fund with respect to investments in investment companies will remain unchanged.

4.   INVESTMENT RESTRICTION ON INVESTMENTS IN RESTRICTED
     SECURITIES

The Trustees recommend that each fund's fundamental investment restriction with respect to restricted securities be revised to permit each fund to invest a greater portion of its assets in securities restricted as to resale under the federal securities laws (which are commonly referred to as "restricted securities").

WHY IS THE CHANGE BEING PROPOSED?

Putnam Management has recommended the proposed change to the Trustees because it believes that the increased flexibility will assist each fund in achieving its investment objective.

Each fund's current investment restrictions prohibit it from investing more than 5% of its net assets in restricted securities. In order to permit maximum flexibility in investing each fund's assets, the proposed amendment would raise the current limit from 5% to 15% of each fund's net assets that may be invested in such securities and would exclude from the restriction certain restricted securities that are readily marketable. Putnam Management believes that the proposed amendment would benefit each fund by permitting it to respond to regulatory and market developments regarding restricted securities.

WHAT ARE THE UNDERLYING REGULATORY AND MARKET DEVELOPMENTS?

The Securities and Exchange Commission ("SEC") has long taken the position that a mutual fund should limit its investments in illiquid securities because such securities may present problems of accurate valuation and because it is possible that the investment company would have difficulty satisfying redemptions within the permitted time period (seven days). In general, illiquid securities have included restricted securities and those securities for which there is no readily available market. Since the adoption of each fund's investment restriction, the SEC has revised its position generally to permit a mutual fund to invest up to 15% of its net assets in illiquid securities.

In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in providing capital to developing companies, the SEC has also adopted Rule 144A, which is designed to facilitate efficient trading of restricted securities among institutional investors. The SEC has specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the trustees of a mutual fund determine that the securities are liquid. It is expected that the Trustees will delegate to Putnam Management the daily function of determining and monitoring the liquidity of restricted securities.

As securities markets evolve, Putnam Management believes that each fund's present restriction may become unnecessarily restrictive. The fact that a security may be restricted will not necessarily adversely affect either the liquidity or the accurate valuation of such investment. Each fund might thereby be constrained from making attractive investments even though they could satisfy both valuation and redemption concerns.

WHAT WILL THE NEW POLICY BE?

In order to take advantage of these regulatory changes and participate in the developing institutional markets for restricted securities, the Trustees recommend changing the fundamental investment restriction for each fund with respect to restricted securities (with the language to be deleted shown in //italics//, and the language to be added shown in ((BOLDFACE)) to provide that such fund may not:

     Purchase securities //restricted as to resale// ((THE DISPOSITION OF WHICH IS RESTRICTED UNDER FEDERAL SECURITIES LAWS)), if, as a result, such investments would exceed //5%// ((15%)) of the value of the Fund's ((CURRENT)) net assets ((, EXCLUDING RESTRICTED SECURITIES THAT HAVE BEEN DETERMINED BY THE TRUSTEES OF THE FUND (OR THE PERSON DESIGNATED BY THEM TO MAKE SUCH DETERMINATIONS) TO BE READILY MARKETABLE)).

If the proposed amendment is approved for a fund, increased investment by that fund in restricted and illiquid securities could have the effect of increasing the level of illiquidity of the fund's portfolio securities to the extent that institutional investors become uninterested, for a time, in purchasing these restricted securities.

Certain state securities laws may limit the ability of a fund to invest in restricted securities, including restricted securities that are readily marketable.

WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO PASS THE
PROPOSAL?

Approval of the proposed amendment of each Fund's fundamental investment restriction with respect to investment in, the securities of a single company will require the "yes" vote of a "majority of the outstanding voting securities" of that Fund, as provided in the Investment Company Act of 1940. For this purpose, this means the "yes" vote of the lesser of (1) more than 50% of the outstanding shares of that fund or (2) 67% or more of the shares present at the meeting in person or by proxy.

If shareholders of a fund do not approve the proposal, the fundamental investment restriction of that fund with respect to investments in restricted securities will remain unchanged.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION. The shareholders of each fund vote separately on the proposals presented for their fund.
Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in their proxy statement).
Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of each fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Each fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Each fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. No fund is aware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, the fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be
reimbursed for their reasonable expenses in soliciting
instructions from their principals.  Each fund has retained at
its expense [            ], to aid in the solicitation
instructions for nominee accounts, for a fee not to exceed $[
] plus reasonable out-of-pocket expenses.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of the funds, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. Neither fund's Agreement and Declaration of Trust provides for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1996. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by each fund within a reasonable period of time prior to any such meeting.

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. Each fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. EACH FUND WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST A COPY OF YOUR FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203, 1-800-225-1581.

FURTHER INFORMATION ABOUT THE FUNDS

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of each fund provides that each fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with each fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of such fund or that such indemnification would relieve any officer or Trustee of any liability to such fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Each fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND NOMINATING COMMITTEES. The voting members of the Audit Committee of each fund include only Trustees who are not "interested persons" of each fund or Putnam Management. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins, Putnam, III (without vote), Smith (without vote), and Mrs. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of each fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Mrs. Kennan (Co-chairmen), Mrs. Baxter, and Messrs. Estin, Hill, Patterson, Perkins, and Thorndike.

OFFICERS AND OTHER INFORMATION.  In addition to George Putnam and Lawrence J. Lasser, the officers of each fund are as follows:

                               PUTNAM ARIZONA TAX EXEMPT INCOME FUND

                                                                 YEAR FIRST
                                                                 ELECTED TO
NAME (AGE)                       OFFICE                          OFFICE
Charles E. Porter (56)           Executive Vice President        1991
Patricia C. Flaherty (48)        Senior Vice President           1993
Gordon H. Silver (47)            Vice President                  1991
Gary N. Coburn (48)              Vice President                  1991
James E. Erickson (59)           Vice President                  1991
Howard K. Manning* (41)          Vice President                  1993
William N. Shiebler** (53)       Vice President                  1991
John R. Verani (55)              Vice President                  1991
Paul M. O'Neil (41)              Vice President                  1992
John D. Hughes (60)              Vice President & Treasurer      1989
Beverly Marcus (50)              Clerk                           1991
------------------------------------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds
/TABLE

                           PUTNAM NEW YORK TAX EXEMPT OPPORTUNITIES FUND

                                                                 YEAR FIRST
                                                                 ELECTED TO
NAME (AGE)                       OFFICE                          OFFICE
Charles E. Porter (56)           Executive Vice President        1990
Patricia C. Flaherty (48)        Senior Vice President           1993
Gordon H. Silver (47)            Vice President                  1992
Gary N. Coburn (48)              Vice President                  1990
James E. Erickson (59)           Vice President                  1990
Blake E. Anderson (34)           Vice President                  1994
Michael F. Bouscaren* (47)       Vice President                  1994
William N. Shiebler** (53)       Vice President                  1990
John R. Verani (55)              Vice President                  1990
Paul M. O'Neil (41)              Vice President                  1992
John D. Hughes (60)              Vice President & Treasurer      1990
Beverly Marcus (50)              Clerk                           1990
------------------------------------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

All of the officers of each fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of each fund), as well as the officers of each fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by each fund.

ASSETS AND SHARES OUTSTANDING OF PUTNAM ARIZONA TAX EXEMPT INCOME
FUND AS OF MARCH 31, 1995

Net assets of Putnam Arizona Tax
 Exempt Income Fund                                                       $

    Class A shares of the fund
    outstanding and authorized                                       shares

    Class B shares of the fund
    outstanding and authorized
    to vote                                                          shares

    Persons beneficially owning
    more than 5% of the fund's
    Class A shares

    Persons beneficially owning
    more than 5% of the fund's
    Class B shares

ASSETS AND SHARES OUTSTANDING OF PUTNAM NEW YORK TAX EXEMPT
OPPORTUNITIES FUND AS OF MARCH 31, 1995

Net assets of the fund                                                    $

    Class A shares of the fund
    outstanding and authorized                                       shares

    Class B shares of the fund
    outstanding and authorized
    to vote                                                          shares

    Persons beneficially owning
    more than 5% of the fund's
    Class A shares

    Persons beneficially owning
    more than 5% of the fund's
    Class B shares

PUTNAMINVESTMENTS
THE PUTNAM FUNDS

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
-----------------------------------------------------------------
Proxy for a meeting of shareholders, July 13, 1995, for PUTNAM
ARIZONA TAX EXEMPT INCOME FUND.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Arizona Tax Exempt Income Fund on July 13. 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



-----------------------------------------------------------------
Shareholder sign here                                              Date

-----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                          State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
-----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2 3, AND 4. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith, W.N. Thorndike.

/  / FOR electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    COOPERS & LYBRAND L.L.P.
    AS AUDITORS.

3.  PROPOSAL TO              FOR       AGAINST        ABSTAIN
    ELIMINATE INVESTMENT     /  /      /  /           /  /
    RESTRICTION WITH
    RESPECT TO
    INVESTMENTS IN
    INVESTMENT COMPANIES.

4.  PROPOSAL TO AMEND        FOR       AGAINST        ABSTAIN
    INVESTMENT RESTRICTION   /  /      /  /           /  /
    WITH RESPECT TO
    INVESTMENTS IN
    RESTRICTED SECURITIES.

NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
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Proxy for a meeting of shareholders, July 13, 1995, for PUTNAM
NEW YORK TAX EXEMPT OPPORTUNITIES FUND.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam New York Tax Exempt Opportunities Fund on July 13. 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



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Shareholder sign here                                              Date

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Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
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City          State           Zip
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Telephone
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DO YOU HAVE ANY COMMENTS?

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DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
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                Please fold at perforation before detaching
IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2 3, AND 4. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith, W.N. Thorndike.

/  / FOR electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.

3.  PROPOSAL TO              FOR       AGAINST        ABSTAIN
    ELIMINATE INVESTMENT     /  /      /  /           /  /
    RESTRICTION WITH
    RESPECT TO
    INVESTMENTS IN
    INVESTMENT COMPANIES.

4.  PROPOSAL TO AMEND        FOR       AGAINST        ABSTAIN
    INVESTMENT RESTRICTION   /  /      /  /           /  /
    WITH RESPECT TO
    INVESTMENTS IN
    RESTRICTED SECURITIES.

NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.